SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 25, 2004

DSLA Mortgage Loan Trust 2004-AR1,

DSLA Mortgage Pass-Through Certificates, Series 2004-AR1

Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111379-01 (Commission File Number)	06-1199884 (IRS Employer ID Number)

600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(203) 625-2700

No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ڤ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ڤ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ڤ

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

ڤ

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated October 14, 2004, in connection with the issuance of DSLA Mortgage Loan Trust 2004-AR1, DSLA Mortgage Pass-Through Certificates, Series 2004-AR1, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement and Exhibits to Pooling and Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:_/s/ Shakti Radhakishun

Name: Shakti Radhakishun

Title:   Vice President

Dated:  October 25, 2004

Exhibit Index

Exhibit

Page

4.1

Pooling and Servicing Agreement and Exhibits to Pooling and Servicing Agreement.

EXHIBIT 4.1